UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2009

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Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

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Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 5, 2009, Flagstone Réassurance Suisse SA (“Flagstone Suisse”), a wholly-owned subsidiary of Flagstone Reinsurance Holdings Limited (the “Company”), entered into a secured $200 million secured multicurrency letter of credit facility with Barclays Bank PLC (the “Facility”).  The Facility comprises a $200 million secured facility for letters of credit with a maximum tenor of up to 15 months subject to automatic extension for successive periods, but in no event longer than one year.  The Facility will be used to support the reinsurance obligations of the Company and its subsidiaries.

The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Facility, the Security Agreement, the Deed of Charge Over Securities, the Deed of Charge Over Credit Balances, the Securities Account Control Agreement and the Side Letter Agreement are filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, to this Current Report on Form 8−K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	$200,000,000 Multi-Currency Letter of Credit Facility Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA, as Borrower, and Barclays Bank PLC, as Issuing Bank
99.2	Security Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA, as Grantor, and Barclays Bank PLC, as Secured Party
99.3	Deed of Charge Over Securities dated March 5, 2009 granted by Flagstone Réassurance Suisse SA in favor of Barclays Bank PLC
99.4	Deed of Charge Over Credit Balances dated March 5, 2009 granted by Flagstone Réassurance Suisse SA in favor of Barclays Bank PLC
99.5	Securities Account Control Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA and JP Morgan Chase Bank, National Association
99.6
Side Letter Agreement dated as of March 5, 2009 in respect of the $200,000,000 Multicurrency Letter of Credit Facility Agreement dated on or about the date hereof between Flagstone Réassurance Suisse SA and Barclays Bank PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: March 11, 2009	By:	/s/ William Fawcett
Name: William Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	$200,000,000 Multi-Currency Letter of Credit Facility Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA, as Borrower, and Barclays Bank PLC, as Issuing Bank
99.2	Security Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA, as Grantor, and Barclays Bank PLC, as Secured Party
99.3	Deed of Charge Over Securities dated March 5, 2009 granted by Flagstone Réassurance Suisse SA in favor of Barclays Bank PLC
99.4	Deed of Charge Over Credit Balances dated March 5, 2009 granted by Flagstone Réassurance Suisse SA in favor of Barclays Bank PLC
99.5	Securities Account Control Agreement dated as of March 5, 2009 between Flagstone Réassurance Suisse SA and JP Morgan Chase Bank, National Association
99.6
Side Letter Agreement dated as of March 5, 2009 in respect of the $200,000,000 Multicurrency Letter of Credit Facility Agreement dated on or about the date hereof between Flagstone Réassurance Suisse SA and Barclays Bank PLC